GUINNESS ATKINSON FUNDS

                                 Asia Focus Fund
                             China & Hong Kong Fund
                             Global Innovators Fund

                         Prospectus dated April 29, 2004

                     Prospectus Supplement dated May 7, 2004

      The following supplements and modifies the information on page 17 in this Prospectus under the heading "Shareholder Guide: Your Account with Guinness Atkinson Funds -- Purchasing, Exchanging & Selling -- How to Purchase, Exchange and Sell Shares."

      Purchase, exchange and redemption orders for the Asia Focus and China & Hong Kong Funds sent by regular mail or overnight delivery and received in good order by the Funds' transfer agent by 9:30 a.m. Eastern time will be processed at the net asset value per share ("NAV") determined the same day. The Funds' transfer agent must receive all other purchase, exchange and redemption orders for shares of these Funds (sent via telephone, wire or otherwise) in good order by 12:30 a.m. Eastern time in order to receive the same day's NAV.

      To exchange or redeem by telephone, call the Funds' transfer agent at 1-800-915-6566 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time.

Please keep this Supplement with your Prospectus. For more information, please call 1-800-915-6566.